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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): August 21, 2002

                               ION NETWORKS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


         Delaware                           000-13117            22-2413505
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(State or Other Jurisdiction        (Commission File Number)  (I.R.S. Employer
    of Incorporation)                                        Identification No.)


      1551 South Washington Avenue
         Piscataway, New Jersey                                      08854
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(Address of Principal Executive Offices)                            (Zip Code)


 (Registrant's telephone number, including area code):  (732) 529-0100



                                 Not Applicable
     ----------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 9.   Regulation FD Disclosure.
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     ION Networks, Inc., announced that on August 21, 2002 it filed with the
Securities & Exchange Commission Amendment No. 3 to its Annual Report on Form 10-KSB/A for the year ended March 31, 2002 and Amendment No. 1 to its quarterly report on Form 10-QSB/A, for the quarter ended June 30, 2002 accompanied by certifications by Kam Saifi, its Chief Executive Officer, and Ted Kaminer, its Chief Financial Officer and Principal Accounting Officer. These certifications were submitted in accordance with Section 906 of the Sarbanes-Oxley Act of 2002.

     The information in this Current Report on Form 8-K is furnished pursuant to
Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

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                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 21, 2002                  ION NETWORKS, INC.


                                        By:         /s/ Ted Kaminer
                                           ------------------------------
                                               Ted Kaminer
                                               Chief Financial Officer
                                               (Principal Financial Officer
                                               and Principal Accounting Officer)